UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 18, 2009
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:   001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
 (Address of principal executive offices, including zip code)

(763) 551-5000
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 18, 2009, the Board of Directors of Christopher & Banks Corporation (the “Company”) approved various revisions to the Company’s Second Amended and Restated By-Laws.  The following is a summary of the revisions approved by the Board on February 18, 2009 and reflected in the attached Exhibit containing in its entirety the Third Amended and Restated By-Laws (the “Restated By-Laws”):

•                  References to Chairman were changed to the Chair throughout.

•                  References to the male gender were modified to also include references to the female gender or a non-gender based reference was substituted.

•                  In the last sentence of Article I, Section 4, the word “consecutive” was added after “thirty (30)” and before “days”.

•                  In the first sentence of Article I, Section 6, the word “standing” was removed and the word “held” inserted in its place.

•                  Article I, Section 8, was modified to reflect changes in Delaware corporate law regarding access to the list of stockholders in advance of any meeting of stockholders.

•                  In the last sentence of Article II, Section 1, the word “to” was replaced with the word “the”.

•                  In the first sentence of Article II, Section 5, after the word “affirmative” and before the word “the” the phrase “vote of a majority of” was added.

•                  In Article II, Section 8, clarified that the Chief Executive Officer may call a special meeting of the Board of Directors only if a member of the Board of Directors and that the Chair of the Board may also call such a meeting.

•                  Article II, Section 8, was also modified with respect to the manner in which and timing associated with providing notice of the calling of a special meeting of the Board of Directors.

•                  In Article II, Sections 13 and 14, clarified that the Chair and/or Vice Chair are either a non-employee director or a director who is also an executive officer, rather than describing them as either “executive” vs. “non-executive”.

•                  In Article III, all references to “Chief Operating Officer” were deleted and Section 5 of Article III describing the role of the Chief Operating Officer was deleted and the subsequent sections renumbered.

The amendments were effective immediately.

The foregoing summary of the amendments to the Restated By-Laws is qualified in its entirety by reference to the full text of the Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Text of Third Amended and Restated By-Laws of Christopher & Banks Corporation (effective February 18, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Interim Chief Financial Officer; Vice President, Finance

Date: February 24, 2009

EXHIBIT INDEX

Exhibit Number	Description

3.1	Text of Third Amended and Restated By-Laws of Christopher & Banks Corporation (effective February 18, 2009).